TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK
(FORMERLY ML LIFE INSURANCE COMPANY OF NEW YORK)
ML of New York Variable Annuity Separate Account A
Supplement Dated August 18, 2010
to the
Prospectus For
Merrill Lynch Investor Choice Annuity®
(Investor Series)
Dated May 1, 2010
This supplement updates the Prospectus for Merrill Lynch Investor Choice Annuity (Investor Series) issued by Transamerica Advisors Life Insurance Company of New York (formerly ML Life Insurance Company of New York).
The following information supplements, amends and replaces the information in the Prospectus regarding the Transamerica Convertible Securities VP:
Effective on or around August 16, 2010, Transamerica Asset Management terminated its investment sub-advisory agreement with Transamerica Investment Management with respect to Transamerica Convertible Securities VP fund and entered into a new investment sub-advisory agreement with AllianceBernstein L.P. In connection with the change in sub-adviser, the Transamerica Convertible Securities VP fund’s investment objective, principal investment strategies and risks and benchmark index, as well as the name, changed. The new name of the fund is Transamerica AllianceBernstein Dynamic Allocation VP.
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If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 333-6524, or write the Service Center at 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001.